Salarius Pharmaceuticals Announces Pricing of $7 Million Underwritten Public Offering

HOUSTON, November 11, 2025 – Salarius Pharmaceuticals, Inc. (“Salarius” or the “Company”) (NASDAQ: SLRX) today announced the pricing of an underwritten public offering for gross proceeds of approximately $7 million before deducting underwriting discounts and commissions and other offering expenses.

The offering is comprised of 2,514,335 shares of its common stock (“Common Stock”) and pre-funded warrants to purchase 2,152,331 shares of Common Stock, in each case with accompanying Series A Warrants to purchase up to an aggregate of 4,666,666 shares of Common Stock and Series B Warrants to purchase up to an aggregate of 4,666,666 shares of Common Stock. The combined public offering price per share of Common Stock and accompanying warrants is $1.50 per share and accompanying warrants, and the combined public offering price per pre-funded warrant and accompanying warrants is $1.4999 per pre-funded warrant and accompanying warrants. The warrants issued in this offering are fixed priced and do not contain any variable pricing features or alternative exercise provisions. All of the securities are being sold by Salarius.

Ladenburg Thalmann & Co. Inc. is acting as sole book-running manager in connection with the offering.

The closing of the offering is expected to occur on or about November 12, 2025, subject to the satisfaction of closing conditions, including consummation of the Company’s proposed business combination transaction with Decoy Therapeutics Inc. (“Decoy”). In addition, Salarius has granted the underwriter an option for a period of 45 days to purchase up to an additional 699,999 shares of Common Stock, and/or 699,999 Series A Warrants, and/or 699,999 Series B Warrants at their respective public offering prices, less underwriting discounts and commissions.
Salarius expects to use the net proceeds from the offering (i) to advance the clinical development of Salarius’ and Decoy’s research and development programs; (ii) to pay off certain of Decoy’s outstanding promissory notes as required thereby; and (iii) for other general corporate purposes, including working capital, research and development, and capital expenditures.

Each pre-funded warrant has an exercise price of $0.0001 per pre-funded warrant, and is immediately exercisable until such pre-funded warrant is exercised in full. Each of the Series A Warrants and Series B Warrants has an exercise price of $1.50. The Series A Warrants will be exercisable for a period of five years from the date of issuance. The Series B Warrants will be exercisable for a period of one year from the date of issuance.

The securities described above are being offered pursuant to a registration statement on Form S-1 (File No. 333- 284368) that became effective in accordance with Section 8(a) of the Securities and Exchange Act of 1933, as amended, on November 10, 2025.

The securities are being offered by means of a prospectus relating to the offering that form a part of the registration statement. A preliminary prospectus relating to the offering was filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2025, and is available on the SEC’s website at www.sec.gov. The final prospectus relating to and describing the terms of the offering will be filed with the SEC and also will be available on the SEC’s website at www.sec.gov. Before investing in the offering, you should read prospectus relating to the offering in their entirety as well as the other documents that Salarius has filed with the SEC that are incorporated by reference in the prospectus relating to the offering, which provide more information about Salarius and the offering. Electronic copies of the final prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting Ladenburg Thalmann & Co. Inc., Prospectus Department, 640 Fifth Avenue, 4th Floor, New York, New York 10019 or by email at prospectus@ladenburg.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
About Salarius Pharmaceuticals, Inc.
Salarius Pharmaceuticals is a clinical-stage biopharmaceutical company with two drug candidates for patients with cancer in need of new treatment options. Salarius’ product portfolio includes seclidemstat, the company’s lead candidate, which is being studied in an investigator-initiated Phase 1/2 clinical study in hematologic cancers underway at MD Anderson Cancer Center as a potential treatment for MDS) and chronic myelomonocytic leukemia (CMML) in patients with limited treatment options. SP-3164, the company’s IND-stage second asset, is an oral small molecule protein degrader. Salarius previously received financial support for seclidemstat for the treatment of Ewing sarcoma from the National Pediatric Cancer Foundation and was a recipient of a Product Development Award from the Cancer Prevention and Research Institute of Texas (CPRIT).

About Decoy Therapeutics, Inc.
Decoy Therapeutics is a preclinical-stage biotechnology company that is leveraging machine learning and artificial intelligence tools alongside high-speed synthesis techniques to rapidly design, engineer and manufacture peptide conjugate drug candidates that target serious unmet medical needs. The company’s initial pipeline is focused on respiratory viruses and GI cancers. Decoy has attracted financing from institutional investors as well as significant non-dilutive capital from the Massachusetts Life Sciences Seed Fund, the Google AI startup program and the NVIDIA Inception program among other sources. The company has also received QuickFire Challenge award funding provided by the Biomedical Advanced Research and Development Authority (BARDA) through BLUE KNIGHT™, a collaboration between Johnson & Johnson Innovation – JLABS and BARDA within the Administration for Strategic Preparedness and Response.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this press release that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this press release include statements concerning, among other things, the financing and the Decoy merger and the expected timing thereof; the satisfaction of closing conditions related to the offering and the Decoy merger, the expected closing date of the offering and the Decoy merger and the amount and expected use of proceeds from the offering.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements. For Salarius, this includes satisfaction of the customary closing conditions of the offering and the Decoy merger, delays in obtaining required stock exchange or other regulatory approvals, the ability of each of Salarius and Decoy to consummate the merger; risks that the combined company will not achieve the synergies expected from the proposed merger; risks that Salarius and the combined company will not obtain sufficient financing to execute on their business plans; risks related to Decoy’s products and development plans, including unanticipated issues with any IND application process and the potential of the IMP3ACT™ platform; political uncertainties, stock price volatility and uncertainties relating to the financial markets, the medical community and the global economy, and the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market. Other factors that may cause Salarius’ actual results to differ materially from those expressed or implied in the forward-looking statements in this press release are described under the heading “Risk Factors” in the preliminary prospectus filed with the SEC and in Salarius’ Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, and in Salarius’ other filings with the SEC, and in its future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this press release are made as of this date, and Salarius undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

CONTACT:

Alliance Advisors IR
Jody Cain
jcain@allianceadvisors.com
310-691-7100

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